Summary Prospectus April 30, 2019
Virtus WCM International Equity Fund
A: SCIIX	I: STITX	R6: SCIZX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, statement of additional information (SAI), and other information about the fund online at virtus.com/tools-resources/mutual-fund-documents.
You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary such as a bank, the prospectus and other information will also be available from your financial intermediary.
The fund’s prospectus and SAI, both dated April 30, 2019, are incorporated by reference into this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports will no longer be sent by mail, unless specifically requested from the fund or from your broker-dealer or financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect at any time to receive not only shareholder reports but also certain other communications such as prospectuses from the fund electronically, or you may elect to receive all future shareholder reports in paper free of charge to you. (Please note that the fund will incur additional expenses when printing and mailing any paper shareholder reports, and fund expenses pass indirectly to all shareholders.) If you own your shares directly with the fund, you may make such elections by calling the fund at 1-800-243-1574 or, with respect to requesting electronic delivery, by visiting www.virtus.com. An election made directly with the fund will apply to all Virtus Mutual Funds in which you own shares directly. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Investment Objective
The fund has an investment objective of seeking to provide long-term capital appreciation.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. Information about these and other discounts is available: (i) from your financial advisor or other financial intermediary; (ii) under “Sales Charges” on page 144 of the fund’s statutory prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s statutory prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 114 of the fund’s statement of additional information.
The Virtus WCM International Equity Fund, a series of Virtus Asset Trust, is the successor of the RidgeWorth International Equity Fund, a series of RidgeWorth Funds (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the fund.
Shareholder Fees (fees paid directly from your investment)	Class A		Class I		Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	Non	e	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I	Class R6
Management Fees	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	Non	e	Non	e
Other Expenses	0.34%	0.34%	0.26%
Total Annual Fund Operating Expenses	1.44%	1.19%	1.11%
Recoupment of expenses previously reimbursed and/or waived	0.00%	0.01%	0.00%
Less: Fee Waivers and/or Expense Reimbursements(a)	(0.02)%	0.00%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(a)	1.42%	1.20%	1.10%
(a)
The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.42% for Class A Shares and 1.10% for Class R6 Shares through April 30, 2020. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, or at the time of recapture.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$711	$1,002	$1,315	$2,198
Class I	Sold or Held	$122	$379	$655	$1,444
Class R6	Sold or Held	$112	$352	$611	$1,351
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal period, the fund’s portfolio turnover rate was 37% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of foreign companies. These foreign companies may be located in emerging markets. For purposes of the 80% investment policy, the fund’s investment in equity securities may include common stocks, preferred stocks and depositary receipts, as well as other equity securities that may be received as a result of a conversion or spinoff, such as convertible securities or warrants. The fund’s investment in depositary receipts may include American, European, Canadian and Global Depositary Receipts (“ADRs”, “EDRs”, “CDRs”, and “GDRs”, respectively). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs have the same qualities as ADRs, except that they may be traded in various non-U.S. trading markets.
In selecting investments for purchase and sale, the subadviser uses a bottom-up approach that seeks to identify companies with attractive fundamentals, such as long-term growth in revenue and earnings, and that show a strong probability for superior future growth. The subadviser’s investment process focuses on seeking companies that are industry leaders with sustainable competitive advantages; corporate cultures emphasizing strong, quality and experienced management; low or no debt; and attractive relative valuations. The subadviser also considers other factors including political risk, monetary policy risk, and regulatory risk in selecting securities.
Although the fund may invest in any size companies, it will generally invest in large-capitalization established multinational companies. The subadviser considers large-capitalization companies to be those with market capitalization of  $3.5 billion or greater at the time of investment. The fund generally considers a company to be a foreign company if it has been organized under the laws of, has its principal offices in, or has its securities principally traded in, a non-U.S country or market, or if the company derives at least 50% of its revenues, net profits or incremental revenue growth (typically over the past five years) from, or has at least 50% of assets or production capacities in, one or more non-U.S. countries or markets. The fund generally will invest in securities of companies located in different regions and, under normal market conditions, will invest a significant portion of its assets in at least three different countries outside of the U.S. However, when market conditions warrant, the fund may have a significant portion of its assets invested in the securities of companies in fewer than three countries. As a result of its investment strategy, the fund’s portfolio turnover rate may be 100% or more and the fund may focus its investments in one or more sectors.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are:

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Convertible Securities Risk.  The risk that the value of a convertible security held by the fund will decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities, or that the security will be called for redemption at a time and/or price unfavorable to the fund.

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Depositary Receipts Risk.  The risk that investments in foreign companies through depositary receipts will expose the fund to the same risks as direct investments in securities of foreign issuers.

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Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

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Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and, thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

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Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

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Geographic Concentration Risk.  The risk that events negatively affecting the geographic location where the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly.

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Growth Stocks Risk.  The risk that the fund’s investments in growth stocks will be more volatile than investments in other types of stocks, or will perform differently from the market as a whole and from other types of stocks.

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Large Market Capitalization Companies Risk.  The risk that the value of investments in larger companies may not rise as much as smaller companies, or that larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

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Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.

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Portfolio Turnover Risk.  The risk that the fund’s principal investment strategies will result in a consistently high portfolio turnover rate. See the “Portfolio Turnover” section above for more information about the impact that portfolio turnover can have on your investment.

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Preferred Stock Risk.  The risk that a preferred stock will decline in price, fail to pay dividends when expected, or be illiquid.

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Redemption Risk.  The risk that redemption by one or more large shareholders or groups of shareholders of their holdings in the fund has an adverse impact on the remaining shareholders in the fund by causing the fund to take actions it would not otherwise take at a given time.

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Sector Focused Investing Risk.  The risk that events negatively affecting a particular market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. The fund has adopted the past performance of the Predecessor Fund as its own. The Predecessor Fund and the fund have identical investment objectives and strategies.
The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class I Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.
Best Quarter:	Q2/2009:	30.56%	Worst Quarter:	Q3/2011:	-22.84%	Year to Date (3/31/19):	12.94%

Average Annual Total Returns (for the periods ended 12/31/18)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Years	10 Years	Class R6 Since Inception (9/1/15)
Class I
Return Before Taxes	-7.69%	2.92%	8.81%	—
Return After Taxes on Distributions	-7.62%	2.38%	7.97%	—
Return After Taxes on Distributions and Sale of Fund Shares	-4.37%	2.66%	7.26%	—
Class A
Return Before Taxes	-13.19%	1.51%	7.93%	—
Class R6
Return Before Taxes	-7.63%	—	—	8.17%
MSCI AC World ex USA Index (net) (reflects no deduction for fees, expenses or taxes)	-14.20%	0.68%	6.57%	4.27%
The MSCI AC World ex USA Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets, excluding the United States. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Fund Advisers, LLC.
The fund’s subadviser is WCM Investment Management (“WCM”).
Portfolio Management
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Paul R. Black,  President and co-CEO of WCM, has co-managed the fund since 2015.

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Peter J. Hunkel,  Portfolio Manager and Business Analyst of WCM, has co-managed the fund since 2015.

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Michael B. Trigg,  Portfolio Manager and Business Analyst of WCM, has co-managed the fund since 2015.

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Kurt R. Winrich,  Chairman and co-CEO of WCM, has co-managed the fund since 2015.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A Shares:
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$2,500, generally

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$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

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No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A Shares:
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$100, generally

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No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
Class R6 Shares are available only to the following investors without a minimum initial investment or minimum additional purchases: certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457 plans, profit-sharing plans, money purchase pension and defined benefit plans, and non-qualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment.
No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares.
Ask your financial advisor or visit your financial intermediary’s website for more information.

Virtus Mutual Funds
P.O. Box 9874
Providence, RI 02940-8074
8620	4-19